Exhibit 10.18

FIRST AMENDMENT TO

LOAN AGREEMENT

     This First Amendment to Loan Agreement is dated as of December 31, 2004 by and among Comstock Resources, Inc. (“Lender”) and Bois d’Arc Energy, LLC, Bois d’Arc Properties, LP and Bois d’Arc Offshore, Ltd. (collectively, the “Borrower”).

     A. The Lender and Borrower are parties to the Loan Agreement dated as of July 16, 2004 (the “Loan Agreement”).

     B. The parties desire to extend the maturity date set forth in the Loan Agreement.

     In consideration of the mutual covenants and agreements contained herein, the parties hereto covenant and agree as follow:

     1. Capitalized Terms. Capitalized terms not defined herein shall have the meaning set forth in the Loan Agreement.

     2. Amendment to Maturity Date. The definition of “Maturity Date” is hereby amended to read in its entirety as follows:

     “Maturity Date” means (a) April 1, 2006 or (b) such earlier date upon which (i) the Commitment may be terminated in accordance with the terms hereof or (ii) the CRI Credit Facility is terminated.

     3. Miscellaneous.

          (a) Loan Documents. This Amendment shall constitute a Loan Document.

          (b) References. Any reference to the Loan Agreement contained in any document, instrument or agreement executed in connection with the Loan Agreement shall be deemed to be a reference to the Loan Agreement as modified by this Amendment.

          (c) Counterparts. This Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          (d) Ratification. Except as expressly modified and superceded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect and represent the valid, enforceable and collectible obligations of the Borrower.

          (e) Governing Law. This Amendment shall be governed by and shall be construed and enforced in accordance with the internal laws of the State of Texas, without regard to conflict of laws principles.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

LENDER:

COMSTOCK RESOURCES, INC.

By:	/s/ ROLAND O. BURNS

Name:	Roland O. Burns
Title:	Senior Vice President, Chief Financial Officer

BOIS D’ARC ENERGY, LLC

By:	/s/ WAYNE L. LAUFER

Name:	Wayne L. Laufer
Title:	Chief Executive Officer

BOIS D’ARC PROPERTIES, LP

By:	Bois d’Arc Holdings, LLC, its general partner

By:	/s/ WAYNE L. LAUFER

Name:	Wayne L. Laufer
Title:	Chief Executive Officer

BOIS D’ARC OFFSHORE, LTD.

By:	Bois d’Arc Oil and Gas Company, LLC, its general partner

By:	/s/ WAYNE L. LAUFER

Name:	Wayne L. Laufer
Title:	Chief Executive Officer